UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2005

PROPEX FABRICS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-122829	36-2692811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 The Bluffs

Austell, Georgia 30168

(Address of principal executive offices, including zip code)

(770) 941-1711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 11, 2005, Propex Fabrics Inc. (the “Company”) entered into an employment agreement, effective August 16, 2005, with Edmund A. Stanczak, Jr., the Company’s new President and Chief Executive Officer.

Under the employment agreement, Mr. Stanczak will receive an annual salary of $345,000, prorated for 2005, and will be eligible for a target bonus of 75% of his salary earned in 2005 if the Company meets its budgeted financial goals as well as other strategic objectives. In addition, Mr. Stanczak will be granted 14,000 stock options under the stock option plan of Propex Fabrics Holdings Inc. (“Holdings”), the Company’s parent, subject to approval of such plan by the stockholders of Holdings. The foregoing summary of the material terms of the employment agreement is qualified in its entirety by reference to the employment agreement, a copy of which is attached as Exhibit 10.1 to this Current Report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 11, 2005, the board of directors of the Company announced the appointment of Edmund A. Stanczak, Jr. as President and Chief Executive Officer, effective August 16, 2005. Mr. Stanczak was also elected to fill a vacancy as director of Propex Fabrics Inc. effective as of the same date.

Prior to joining the Company, Mr. Stanczak, 55, was employed by Engelhard Corporation beginning in April 1996. From January 1998 to March 2004, Mr. Stanczak was the Group Vice President and General Manager of the Environmental Technologies division of Engelhard Corporation. From April 2004 to August 2005, Mr. Stanczak remained employed with Engelhard Corporation, available to them in a consulting capacity. Prior to Engelhard, he was the President and Chief Operating Officer at Vanguarde Incorporated. Prior to Vaungarde, Mr. Stanczak held senior level executive positions at Armada Tube Group and HBI Automotive Glass L.P. Earlier in his career, Mr. Stanczak served as the Director of Fabrication Technology and as a Plant Manager with Libbey Owens Ford Company, and as a Plant Manager with Phelps Dodge Magnet Wire Corporation. Mr. Stanczak earned a B.S. degree in engineering from Princeton University and has an M.B.A. from Wright State University.

The Company entered into an employment agreement, effective August 16, 2005, with Mr. Stanczak, a copy of which is attached as Exhibit 10.1 to this Current Report. A summary of the material terms of the employment agreement is contained in Item 1.01 of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
10.1	Employment Agreement, dated August 11, 2005, between Propex Fabrics Inc. and Edmund A. Stanczak, Jr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPEX FABRICS INC.

Dated: August 12, 2005	By:	/s/ Philip D. Barnes
Philip D. Barnes
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement, dated August 11, 2005, between Propex Fabrics Inc. and Edmund A. Stanczak, Jr.